UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware State or other Jurisdiction of incorporation )	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Prudence C. Kuai as Director

On January 17, 2023, the Board of Directors (the “Board”) of HF Foods Group Inc. (the “Company”), upon the recommendation of the Nominations and Governance Committee of the Board, appointed Ms. Prudence C. Kuai as a member of the Board.

Ms. Kuai is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Kuai was not selected as a director pursuant to any arrangement or understanding between her and any other person.

The Board has determined that Ms. Kuai is an independent director under applicable Company and Nasdaq standards and has been named to serve on the Company’s Nominations and Governance, Compensation, and Audit Committees.

Ms. Kuai has executed a letter agreement reflecting the terms of her appointment, including the standard compensation for the Company’s independent directors and other normal terms relating to confidentiality and avoidance of conflicts of interest, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

A copy of the Company’s press release dated January 19, 2023 announcing the appointment of Ms. Kuai is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Letter Agreement, dated January 17, 2023, by and among HF Foods Group Inc. and Prudence C. Kuai
99.1	Company press release dated January 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: January 19, 2023	/s/ Carlos Rodriguez
Carlos Rodriguez
Chief Financial Officer